REVOLVING NOTE


$10,000,000.00                                                  Phoenix, Arizona
                                                                   June 30, 1999


         FOR VALUE RECEIVED, the undersigned (hereinafter called "Maker"), promises to pay to the order of IMPERIAL BANK, a California banking corporation (the "Payee"; Payee and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "Holder"), at Imperial Bank, 9920 South La Cienega Boulevard, Lending Services, Inglewood, California 90301, or at such other place as Holder may from time to time designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or so much thereof as Holder may advance to or for the benefit of Maker plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

                  A.  Interest shall accrue:

                      (a) On the unpaid principal of an RLC Advance at the Variable Rate, except to the extent that an RLC Advance bears interest at the LIBOR Based Rate.

                      (b) On the unpaid principal of an RLC Advance at the LIBOR Based Rate, to the extent Borrower shall elect and to the extent not otherwise provided in the Credit Agreement.

                  B. All accrued interest shall be due and payable on each Payment Date.

                  C. The entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable hereunder shall be due and payable in full on the Maturity Date.

         The "Variable Rate" means the rate per annum equal to the Prime Rate per annum as in effect from time to time; the Variable Rate shall change on each day that the "Prime Rate" changes. The LIBOR Based Rate means the rate per annum equal (A) to the sum of LIBOR and two hundred twenty-five basis points (225 b.p.), divided by (B) a percentage equal to one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage with respect to the applicable LIBOR Interest Period. The "Maturity Date" means May 30, 2001.

         The principal balance of this Note represents a revolving credit all or any part of which may be advanced to Maker, repaid by Maker, and re-advanced to Maker from time to time, subject to the other terms hereof and the conditions, if any, contained in the Credit and Security Agreement of even date herewith (hereinafter called "Credit Agreement") by and between Maker and Holder, and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof.

         Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

         This Note is issued pursuant to the Credit Agreement and is secured by the Security Documents, as defined in the Credit Agreement, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Time is of the essence of this Note.

         Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Security Documents.

         Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

         Maker and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (severally each hereinafter called a "Surety") each: (a) agree that the liability under this Note of all parties hereto is joint and several; (b) severally waive any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note; and (c) consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

         This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee, and any subsequent holders of this Note, and their successors and assigns.

         All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Credit Agreement for the giving of notices.

         If any payment of interest and/or principal is not received by the Holder hereof when such payment is due, then in addition to the remedies conferred upon the Holder hereof and the other loan documents, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate the Holder hereof for the expense of handling the delinquency for any payment past due in excess of ten (10) days, regardless of any notice and cure period.

         In any action brought under or arising out of this Note, each obligor, including successor(s) or assign(s), hereby consents to the application of California law, with the exception of provisions on conflicts of laws, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

         This Revolving Note is secured by, among other things, that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 27, 1997, executed by SkyMall, Inc., a Nevada corporation ("Trustor"), as Trustor, for the benefit of Holder, as Beneficiary, and recorded on January 27, 1997, at Recorder's No. 97-0052342, as amended by that certain Amendment to Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, executed by Trustor, as Trustor, for the benefit of Holder, as Beneficiary, and this Revolving Note is given to replace that Revolving Note dated January 27, 1997, in the original principal amount of $5,000,000.00 made by Trustor payable to the order of Holder.

         This Note may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                   SKYMALL, INC., a Nevada corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: CFO
                                          --------------------------------------

                                   skymall.com, inc., a Nevada corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: CFO
                                          --------------------------------------

                                   DURHAM & COMPANY, a Utah corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: CFO
                                          --------------------------------------

                                                                           MAKER


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